Collective Brands Hosts Annual Institutional Investor Conference, Provides Progress Report on New Business Model and Key Strategies for Growth

Management Presentations Show Strength in Brand Portfolio and Successful New Business Model Is Working to Unleash Iconic Brands for Global Success

TOPEKA, KS -- (Marketwire - October 07, 2009) - Collective Brands, Inc. (NYSE: PSS), a leader in bringing compelling performance, lifestyle and fashion brands for footwear and related accessories to customers worldwide, yesterday held its Annual Investor Conference in Kansas City for institutional investors and financial analysts and provided an update on the company and the strength of its new business model, which is enabling it to bring forward innovative branded products to targeted consumer groups through multiple distribution channels including retailing, wholesaling, licensing and e-commerce across the globe.

Members of management provided progress updates from Payless ShoeSource, newly named Collective Brands Performance + Lifestyle Group (formerly The Stride Rite Corporation), and Collective Licensing International. Presenters stressed the strong portfolio of iconic brands, powerful enabling infrastructure and operating platform, cost reduction measures in light of today's economy, enhanced enterprise-wide operating efficiency, and strategic multi-channel initiatives for its business units and brands aimed primarily at new category growth and global expansion.

"Collective Brands has made tremendous progress toward its vision of becoming the preeminent, consumer-centric, global footwear, accessories and lifestyle brand company," said Matthew E. Rubel, chairman, chief executive officer and president of Collective Brands. "Over the last two years -- a span that has encompassed one of the most difficult markets in recent history -- the strategic rationale for creating Collective Brands and its new business model has been validated. We are successfully extending the reach of our businesses and brand platforms internationally, as well as through product innovation and new categories."

A vital element of Collective Brands' business model is its strong operating foundation rooted in powerful shared infrastructure and investments and knowledge transfer designed to platform all its brands for success in the marketplace. This allows each distinct brand to live individually in the marketplace and at the same time leverage shared, best-in-class back-end infrastructure.

In each presentation, management outlined initiatives designed to capitalize on key industry growth trends and the company's competitive advantages. A replay of all of the presentations made by Collective Brands management and the presentation materials are available on the company's website at www.collectivebrands.com.

Payless ShoeSource

Payless ShoeSource continues to build upon its successful House of Brands strategy. The retailer's powerful brand portfolio helps the company validate its on-trend positioning, develops exclusivity in its product lines, and builds emotional connections with targeted customer segments.

Payless indicated that the children's business is outperforming the overall business, capitalizing on the retailer's deep understanding of one of its best customers -- mom. The company has had success with identifying in-demand styles for kids, offering strong direct-to-retail licensing programs, and executing key strategic initiatives supporting the children's business, including the extended size program and repositioning SmartFit from private label to bona fide brand.

The Payless accessories business is an area targeted for growth over the next few years, and as a category has experienced positive sales growth for five consecutive quarters.

Customer Relationship Management (CRM) has become an important driver for Payless to enhance consumer connections. While still in its early stages, the program is exceeding expectations.

Performance + Lifestyle Group (PLG)

Collective Brands recently announced that The Stride Rite Corporation will now be doing business as the Collective Brands Performance + Lifestyle Group. The new name communicates the strength and diversity of the Performance + Lifestyle Group's (PLG) brand portfolio and reinforces the unique personalities of its iconic brands and their focus on distinct and targeted customer groups.

Several future growth opportunities were highlighted by PLG management:

Saucony, now among the top performance running brands, will continue to lead through the development of best-in-class technology and continued innovation. The brand has a strong base of expanded products designed to dominate the run specialty channel with plans for continued growth within the sporting goods channel, as well as an expanded position in trail running and apparel.

Sperry Top-Sider is expanding its product categories to fulfill its position as the global nautical lifestyle brand for people with a passion for life in, on and around the sea. The Sperry Top-Sider brand team is placing more emphasis on style-savvy customers that represent a wider addressable market, while maintaining its commitment to innovation with products like the Anti Shock and Vibration (ASV) shoes for boaters, which target specific water-based end-uses. Opportunities exist to expand distribution of the brand internationally.

The Keds brand is focused on a refined new strategic positioning to reach the young adult "millennial" consumers through digital and traditional marketing vehicles. The new Keds positioning effort includes authentication of the brand with taste makers and the fashion design community, and an enhanced focus on a consistent customer experience. The product lines will be centered around the Keds Champion and Keds Green lines at the core of the women's assortment, and a tiered product platform for men featuring the Pro-Keds Athletic Heritage, Royal Lifestyle, and Keds Men's Champion, all executed through a clearly segmented distribution strategy.

Stride Rite Children's Group is looking at new ways to leverage its brand portfolio to expand to youth aged customers, while meeting parent shoppers' desires -- ultimately offering quality brands that kids love and moms trust. This group will also continue to amplify its position as a leader in technology and innovation for premium children's footwear and reach customers through a new tiered (good/better/best) pricing strategy. The retail chain will also implement new initiatives to improve retail profitability.

Collective Licensing International

Collective Licensing continues to leverage its youth brands in global licensing opportunities with its licensors including Intersport North America, The Finish Line, Groupe Royer, Itochu, and The Sports Authority. Key youth-oriented brands include Airwalk, Vision Street Wear and Sims, offering extensive product lines in footwear, apparel, accessories and hardlines.

Operational Efficiency, Real Estate and Global Supply Chain Initiatives

Collective Brands has nearly completed its initiative to consolidate distribution centers and integrate to a single sophisticated distribution network to support all the company's branded products. The new network helps Payless and Collective Brands Performance + Lifestyle Group best serve its customers, increase flexibility, reduce risk and improve operating efficiencies and improve time-to-market for products to retail stores.

The company identified additional opportunities to improve processes and reduce costs through supply chain initiatives. Highlights included:

--  Reducing costs and increasing flexibility through direct sourcing/costing initiatives, using best practices across business units to drive product development enhancements enterprise-wide;
--  Driving sales and margin growth through the use of technology that enhances merchandise planning, including size assortment planning, price optimization, and store clusters.

Within store development, the strategic focus for the real estate team will be optimizing the company's retail store footprint, while seeking opportunistic growth and rationalizing occupancy costs.

Company Provides New Capital Expense Guidance for 2010; Reiterates Other Financial Targets

Collective Brands is generating stronger free cash flow in 2009, having reduced its operating cost structure. Going forward, the company is identifying opportunities to leverage costs through sales growth initiatives, expanding gross margins and realizing benefits from its continuous improvement program.

The company expects capital expenditures of $100 million or less for fiscal 2010. From 2009 to 2012, net store count is expected to decline by approximately 125 - 175 stores. Capital expenditures will be increasingly focused in favor of higher return, long-term growth opportunities, such as Payless International expansion and Collective Brands Performance + Lifestyle Group retail expansion.

About Collective Brands, Inc.

Collective Brands, Inc. (NYSE: PSS) is a leader in bringing compelling performance, lifestyle and fashion brands for footwear and related accessories to consumers worldwide. The company operates three strategic units covering a powerful brand portfolio, as well as multiple price points and selling channels including retail, wholesale, ecommerce and licensing. Collective Brands, Inc. includes Payless ShoeSource, focused on democratizing fashion and design in footwear and accessories through its more than 4,500-store retail chain, with its brands Airwalk®, Dexter®, Champion®, Zoe & Zac™, the first-ever affordable green footwear brand, and designer collections Abaeté for Payless, Lela Rose for Payless, Unforgettable Moments by Lela Rose, alice + olivia for Payless, Christian Siriano for Payless and STLPxAirwalk, among others; Collective Brands Performance + Lifestyle Group, focused on performance and lifestyle branded footwear and high-quality children's footwear sold primarily through wholesaling, with its brands including Stride Rite®, Keds®, Sperry Top-Sider®, Robeez®, and Saucony®, among others; and Collective Licensing International, the brand development, management and global licensing unit, with such youth lifestyle brands as Airwalk®, Vision Street Wear®, Sims®, Lamar® and LTD®. Information about, and links for shopping on, each of the Collective Brand's units can be found at www.collectivebrands.com.

This release contains forward-looking statements. The statements in this news release regarding the business outlook, expected performance and forward-looking guidance, as well as other statements that are not historical facts, are forward-looking statements. The word "expects" and similar expressions are intended to identify forward-looking statements. Forward-looking statements are estimates and projections reflecting management's judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to forward-looking statements, management has made assumptions regarding, among other things, customer spending patterns, trends, weather, pricing, operating costs, the timing of various events and the economic and regulatory environment. A variety of factors could cause actual results and experience to differ materially from the anticipated results or expectations expressed in forward-looking statements. These risks and uncertainties that may affect the operations, performance, and results of Collective Brands' business include, but are not limited to, outcomes of or future litigation including intellectual property and employment litigation; the inability to renew material leases, licenses, or contracts upon their expiration; the ability to identify and negotiate leases for new locations on acceptable terms or to terminate unwanted leases on acceptable terms; changes in consumer preferences, spending patterns and overall economic conditions; the impact of competition and pricing; changes in weather patterns; the financial condition of suppliers; changes in existing or potential duties, tariffs or quotas and the application thereof; changes in relationships between the U.S. and foreign countries as well as between foreign countries; changes in relationships between Canada and foreign countries; economic and political instability in foreign countries, or restrictive actions by the governments of foreign countries in which suppliers and manufacturers from whom the Company sources are located or in which the Company operates stores or otherwise does business; changes in trade, intellectual property, customs and/or tax laws; fluctuations in currency exchange rates, e.g. changes in the value of the dollar relative to the Chinese yuan or Canadian dollar; the ability to hire, train and retain associates; performance of other parties in strategic alliances; general economic, business and social conditions in the countries from which Collective Brands sources products, supplies or has or intends to open stores; the ability to comply with local laws in foreign countries; threats or acts of terrorism or war; strikes, work stoppages and/or slowdowns by unions that play a significant role in the manufacture, distribution or sale of product; changes in commodity prices such as oil; and other risks referenced from time to time in filings of ours with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended January 31, 2009 in Part I, Item 1A, "Risk Factors". Collective Brands believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this release. Collective Brands is not obligated to publicly release any revisions to forward-looking statements to reflect events after the date of this release.

Media:
Mardi Larson
612.928.0202

Investors:
James Grant
785.559.5321